UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 25, 2013
(Date of earliest event reported)

JPMBB Commercial Mortgage Securities Trust 2013-C12
(Exact name of issuing entity)

JPMorgan Chase Bank, National Association
Barclays Bank PLC
Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC)
KeyBank National Association
(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)

New York	333-165147-08	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue
New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On June 25, 2013, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMBB Commercial Mortgage Securities Trust 2013-C12, Commercial Mortgage Pass-Through Certificates, Series 2013-C12, pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2013 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and as certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.  The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B, Class C and Class D Certificates (the “Public Certificates”), having an aggregate initial principal amount of $1,249,024,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Barclays Capital Inc. (“Barclays Capital”) and KeyBanc Capital Markets Inc. (“KeyBanc” and, collectively with JPMS and Barclays Capital, the “Underwriters”), pursuant to an Underwriting Agreement, dated June 14, 2013, among the Registrant and JPMS, for itself and on behalf of Barclays Capital and KeyBanc.  In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On June 25, 2013, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $1,249,024,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,539,535.61, were approximately $1,311,911,011.54.  Of the expenses paid by the Registrant, approximately $876,432.32 were paid directly to affiliates of the Registrant, $83,812.47 were paid to or for the Underwriters and $4,579,290.82 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates  of such expenses. No underwriting discounts and commissions or finder’s fees  were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-165147) was originally declared effective on August 10, 2010.

On June 25, 2013, the Registrant sold the Class X-C, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $92,210,266, to JPMS, Barclays Capital and KeyBanc, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated June 14, 2013, by and between the Depositor, JPMS, Barclays Capital and KeyBanc.  The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in JPMBB Commercial Mortgage Securities Trust 2013-C12 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 77 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 107 commercial, multifamily and manufactured housing properties.  The Mortgage Loans were acquired by the Registrant from (i) JPMorgan Chase Bank, N.A. (“JPMCB”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 25, 2013 and as to which an executed version is attached hereto as Exhibit 99.1 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Registrant and JPMCB, (ii) Barclays Bank PLC (“Barclays”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 25, 2013 and as to which an executed version is attached hereto as Exhibit 99.2 (the “Barclays Mortgage Loan Purchase Agreement”), between the Registrant and Barclays, (iii) Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC) (“SMF II”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 25, 2013 and as to which an executed version is attached hereto as Exhibit 99.3 (the “Starwood II Mortgage Loan Purchase Agreement”), among the Registrant, SMF II and Starwood Mortgage Capital LLC (formerly known as Archetype Mortgage Capital LLC) and (iv) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated as of June 25, 2013 and as to which an executed version is attached hereto as Exhibit 99.4 (the “KeyBank Mortgage Loan Purchase Agreement”, and together with the JPMCB Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the Starwood II Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Registrant and KeyBank.  The net proceeds of the sale of the Public Certificates and Private Certificates were applied to the purchase of the Mortgage Loans by the Registrant from JPMCB, Barclays, SMF II and KeyBank.  Certain of the Mortgage Loans acquired from KeyBank will be subserviced by KeyCorp Real Estate Capital Markets, Inc., under the Pooling and Servicing Agreement, pursuant to a primary servicing agreement, dated as of June 1, 2013 and as to which an executed version is attached hereto as Exhibit 99.5 (the “Primary Servicing Agreement”), between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.

The Pooling and Servicing Agreement, the Underwriting Agreement, the Mortgage Loan Purchase Agreements and the Primary Servicing Agreement were previously attached as exhibits to the Registrant’s Form 8-K filed with the Securities and Exchange Commission on June 21, 2013.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)        Exhibits

Exhibit 4.1
Pooling and Servicing Agreement, dated as of June 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 25, 2013.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 25, 2013 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3
Mortgage Loan Purchase Agreement, dated as of June 25, 2013, among Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC), as seller, Starwood Mortgage Capital LLC (formerly known as Archetype Mortgage Capital LLC) and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.5
Primary Servicing Agreement, dated as of June 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 25, 2013	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.1
Pooling and Servicing Agreement, dated as of June 1, 2013, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as trustee and certificate administrator, and Pentalpha Surveillance LLC, as senior trust advisor.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated June 25, 2013.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated June 25, 2013 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between JPMorgan Chase Bank, N.A., as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between Barclays Bank PLC, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3
Mortgage Loan Purchase Agreement, dated as of June 25, 2013, among Starwood Mortgage Funding II LLC (formerly known as Archetype Mortgage Funding II LLC), as seller, Starwood Mortgage Capital LLC (formerly known as Archetype Mortgage Capital LLC), and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.
(E)

99.4	Mortgage Loan Purchase Agreement, dated as of June 25, 2013, between KeyBank National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.5
Primary Servicing Agreement, dated as of June 1, 2013, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyCorp Real Estate Capital Markets, Inc., as primary servicer.
(E)